Exhibit 99.1
American Pacific Corporation Management Presentation August 2008

Safe Harbor Statement / Non-GAAP Information Some of the statements in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than those of historical facts included herein, including those related to the financial outlook, goals, business strategy, projected plans and objectives of management of American Pacific Corporation (the "Company") for future operations and liquidity, are forward-looking statements. Such forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements, expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2007 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2007, March 31, 2008 and June 30, 2008. The information contained herein includes references to Adjusted EBITDA, Pro Forma Adjusted EBITDA, Segment EBITDA, Free Cash Flow, and other ratios calculated based on these financial measures. These measures are supplemental financial measures that are not required by, or presented in accordance with, generally accepted accounting principles in the United States ("GAAP"). Our non-GAAP financial measures should not be considered as alternatives to GAAP measures, such as operating income, income from continuing operations, net income or any other performance measures derived in accordance with GAAP or as an alternative to cash flows from operating activities as a measure of the Company's liquidity. These non-GAAP financial measures have limitations as an analytical tool, and should not be considered in isolation, or as a substitute for analysis of the Company's operating results or cash flows as reported under GAAP. To the extent appropriate, we have provided reconciliation of these non-GAAP financial measures to their most directly comparable historical financial measures calculated and presented in accordance with GAAP in the Company's Current Report on Form 8-K furnished to the Securities and Exchange Commission on August 18, 2008, which is also posted on our website at www.apfc.com.

Company Overview and Strategy

We maintain a leading market position in each of our focused markets, which are characterized by high barriers to entry AMPAC Overview

A Targeted Approach to Growth BUSINESS MODEL GROWTH STRATEGY Significant Revenue Visibility through Long- term Contracts Stable Cash Flow Strong Growth Dynamics in Fine Chemicals and Aerospace Equipment Strategic Customer Relationships with Sole and Limited Source Contracts Organic Growth - Attractive Portfolio of Products Manufacturing Excellence Strategic Acquisitions - Target Core Competencies Leading Market Positions with Significant Barriers to Entry

Attractive Portfolio Products

- Significant barriers to entry and high switching costs.
  - Long-term customer relationships
  - Sole and limited source contracts
  - Customer-funded product development
  - Regulatory approvals with long product cycles / production lead time
  - Products and manufacturing know-how are embedded within the final end-product
  - Proprietary processes and technologies
  - Manufacturing excellence
  - Highly skilled workforce

Products / Platforms FY07 Revenue



Pharmaceutical / Other
63% of FY07 Revenue(1)
Defense / Aerospace
37% of FY07 Revenue(2)
Minuteman 11%
SS/Loral 4%
Atlas 4%
All Other 18%
Anti-Viral 33%
Central Nervous System 8%
Oncology 13%
All Other 9%

(1) Includes Fine Chemicals, water treatment equipment, sodium azide, and Halotron.
(2) Includes perchlorates and Aerospace Equipment.

We primarily manufacture mission critical products under long-term contracts for the pharmaceutical, aerospace and defense industries

AMPAC™ AMERICAN PACIFIC
5

Fine Chemicals Segment

AMPAC works in partnership with large and emerging pharmaceutical companies to develop APIs and manufacturing processes that typically require FDA approval. Expertise in scaling up production of compounds using technically complex processes and specialty equipment. Products represent a small part of the overall cost of a drug yet represent key active ingredients which drive their efficacy. Estimated to average less than 1% to 10% of the total retail price of the drug Financial Considerations FY 2007 Revenue by Application Significant growth opportunities Pharma companies moving toward more outsourcing Attractive focused markets Investment is key to enabling growth Expansion cap ex is typically in support of contracts or improves efficiency; minimal maintenance cap ex Long-term contracts with core customers Fine Chemicals provides a strong growth vehicle A Strategic Partner to Pharmaceutical Companies

We focus on three high-value, rapidly growing market segments, which capitalize on our unique core technical competencies Building on Core Competencies Technology Therapeutic Area Market Position Major Competitors Energetic Chemistry Anti-viral (HIV, Flu, Hepatitis) Top 3 Novasep, Ominichem, Cambrex High Containment Oncology Top 3 Sigma Aldrich, Omnichem, Helsinn, Cambrex Chiral Separation Central Nervous System #1 Novasep

Financial & Resource Requirements Technology Platforms High Containment Energetic Chemistry Chiral Separation Product Maturity Late Phase II and beyond Target & Core Customers A Disciplined Business Development Focus Our business development focus blends customer, technology and product maturity to maximize our business stability Focused New Business Development Target Customers: Receptive to using AFC's technologies Excellent outsourcing policies Target Products: Late stage clinical trails as entry point to production Perform early stage work for key customers Technology: Key to maintaining market position through production Applies to growing therapeutic areas Major products incorporate our technologies

Specialty Chemicals Segment

AP Drives Specialty Chemicals Segment FY07 Segment Revenue by Product Financial Considerations Specialty Chemicals generates a stable source of cash flow Perchlorates: Ammonium Percholorate ("AP"). Oxidizer used for fuel rockets, booster motors and missiles Other Perchlorates. Used in a variety of applications, including munitions, explosives, propellants, and initiators Halotron: Clean gas fire extinguishing agents designed to replace halons Leaves no residue, protecting valuable assets Sodium Azide: Used in certain pharmaceuticals Alternative applications are under consideration Revenue stability through long-term contracts Segment generates strong margins and cash flow Minimal cap ex requirements

We are the Exclusive Supplier of AP in NA

- Used on virtually all U.S. space launch vehicles and military rockets / missiles.
  - AMPAC has supplied AP for use in space and defense programs for over 40 years
  - No North American AP alternative supplier for these solid rocket motors
- The U.S. government has supported the AP business repeatedly throughout history.
  - Guaranteed the financing for AMPAC's Utah manufacturing facility in 1988
  - Supported the buy-out of the Kerr-McGee AP book of business in 1998
  - Approved pricing structures that recovers AMPAC captial investments
  - Supported the recent ATK contract renegotiation
- Annual demand is anticipated to be stable in the 6-9 million pound range over the next several years.
  - Demand for strategic and tactical missiles stable
  - Space Shuttle not significant in FY07
  - Demand for Shuttle replacement AP begins in FY08
  - Minuteman program completes in FY08

FY07 Perchlorate Revenue by End Uses


Other
11%
Strategic
40%
Space
24%
Tactical
25%

The uninterrupted availability of AP is critical to national security and our access to space

AMPAC™ AMERICAN PACIFIC
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ATK Contract Provides Revenue Stability Exclusive provider of Grade I AP to ATK through 2013 Fixed price/volume matrix for annual AP volumes from 3 to 20 million pounds Annual fixed price escalations Catalog pricing (non-ATK sales) must be consistent with ATK pricing Based on historical volumes and our volume expectations, our AP business is relatively volume insensitive

Aerospace Equipment Segment

Leading supplier of in-space satellite thrusters and propulsion systems. The U.S. market is highly concentrated with only two manufacturers. FTC forced divestiture when Aerojet acquired Atlantic Research Corporation from Sequa Corporation The market for satellite thrusters and propulsion systems is expected to grow over the next few years. Significant new contract awards Missile Defense Agency Orbcomm Landsat FY07 Revenue by Customer Financial Considerations Significant growth opportunities Commercial satellites and missile defense European markets, ITAR-free products Focus is on continuing to improve profitability Minimal cap ex requirements Current backlog provides significant revenue visability A Market Leader in Satellite Propulsion

Financial Overview

Performance Drivers ATK contract provides revenue and profit stability for Specialty Chemicals Successfully integrated Fine Chemicals and Aerospace Equipment Post-acquisition organic growth from Fine Chemicals and Aerospace Equipment Fine Chemicals process improvements generated record results for segment in FY07 Revenue ($mm) Adjusted EBITDA ($mm) Achieved double-digit CAGR for revenue and adjusted EBITDA - Trend expected to continue into 2008 Note: PF 2005 revenue and Adjusted EBITDA includes AFC for the twelve months ended August 31, 2005. Strong Financial Performance

Cap ex primarily for expansion - major projects typically associated with customer contracts Maintenance cap ex less than $5 mm annually FY06 cap ex includes completion of $25 mm SMB facility at AFC which was under construction at acquisition date FY06 free cash flow reduced by working capital growth post acquisition and construction of environmental remediation plant Capital Expenditures ($mm) Free Cash Flow ($mm) (1) Strong cash flow supports growth strategy (1) Defined as cash flows from operations less capital expenditures. Capital Expenditures and Free Cash Flow 2006

Revenue ($mm) Adjusted EBITDA ($mm) Nine Months ended June 30, 2008 Capital Expenditures ($mm) Free Cash Flow ($mm) Year-to-date performance on track for FY08 Guidance

Revenues of at least $195.0 mm 6% increase over FY07 Double-digit revenue growth for Fine Chemicals Specialty chemicals revenues consistent with FY07 Net income of at least $7.5 mm 50% increase over FY07 Reductions in depreciation, amortization and interest expenses Adjusted EBITDA of at least $41.5 mm Adjusted EBITDA margin of 21% FY08 product mix reducing Fine Chemicals margins Corporate expenses increasing to FY06 levels Capital expenditures of $16.0 mm 2008 is poised to be another strong year for AMPAC FY08 Guidance / Outlook

AMPAC is a leader in each of our business segments with significant barriers to entry. Sole source or limited source provider Significant technical expertise and manufacturing capabilities Significant switching costs for customers in terms of both time and money Specialty Chemicals generates significant cash flow and has strong revenue visibility. Revenue stability via the ATK contract through 2013 Strong margins with minimal capital expenditure requirements Strong growth fundamentals in Fine Chemicals. Investments key to enabling growth Customers trending toward more outsourced manufacturing Strong backlog and robust product pipeline Areas of product focus expected to grow more than overall pharma market Aerospace Equipment opportunities Commercial and defense satellite markets expected to grow European markets Our business mix enables a targeted approach to growth A Compelling Story